SUPPLEMENT TO THE PROSPECTUSES

                       CREDIT SUISSE SMALL CAP GROWTH FUND
                CREDIT SUISSE TRUST - SMALL CAP GROWTH PORTFOLIO

The following information supersedes or supplements certain information in the funds' Prospectuses.

Laura Granger (see biography below) is responsible for the day-to-day portfolio management of the funds. Marian Pardo, Leo Bernstein and Calvin Chung are no longer managing the funds.

Biography

LAURA GRANGER, Managing Director, is a portfolio manager specializing in growth equities. She joined Credit Suisse Asset Management, LLC in 2006 from OppenheimerFunds, where she served as a portfolio manager on Oppenheimer Emerging Growth Fund, Oppenheimer Discovery Fund and Oppenheimer Emerging Technologies Fund. Prior to joining OppenheimerFunds in 2000, Ms. Granger served at Fortis Advisors, where she managed the Fortis Capital Appreciation and the Fortis Aggressive Series Growth Funds. Previously, Ms. Granger managed pension and foundation accounts for General Motors Investment Management. Ms. Granger earned a BS from Cornell University. Ms. Granger is a Chartered Financial Analyst.


Dated:  April 5, 2006                                       16-0406
                                                            for
                                                            USEQGTH-PRO-CMN
                                                            SCG-PRO-LOAD
                                                            SCG-PRO-ADV
                                                            TRSCG-PRO
                                                            2006-05